Share-Based Compensation	12 Months Ended
Dec. 31, 2017
Share-Based Compensation
Share-Based Compensation

11.      Share-Based Compensation

The 2007 Stock Option Plan provides for the issuance of 43.9 million nonqualified stock options of Parent to any of its and Parent’s executives, other key employees and to consultants and certain non-employee directors. The options allow for the purchase of shares of common stock of Parent at prices equal to the stock’s fair market value at the date of grant.

Options granted had a ten-year contractual term and vest over approximately six years. For option grants to its employees, half of the options have fixed vesting schedules and the other half of the options vest upon the achievement of established performance targets, though options subject to performance targets were amended on August 11, 2010. The amendment, among other things, did away with the requirement that the EBITDA-based performance objectives be achieved in order for performance vesting options to vest, in effect providing for time-based vesting of these options rather than performance vesting.  For option grants to its directors, all of the options vest on a fixed schedule. The shares issued to a grantee upon the exercise of such grantee’s options will be subject to certain restrictions on transferability as provided in the 2007 Stock Option Plan. Grantees are subject to non-competition, non-solicitation and confidentiality requirements as set forth in their respective stock option grant agreements. Forfeited options are available for future issue.

Effective November 4, 2014, the Compensation Committee of our Board of Directors recommended, and the board of directors of Parent (the “Parent Board”), approved, an amendment (the “Amendment”) to the 2007 Stock Option Plan to remove the 2007 Stock Option Plan’s mandatory ten year limit on the duration of stock options. In addition, the Compensation Committee recommended, and the Parent Board approved, unilateral amendments to the outstanding stock option agreements. These amendments extend the expiration date of such options to November 4, 2024 and reset the option exercise price at $0.71 per share, which was the fair market value of Parent’s common stock on the amendment date as determined by a third party valuation obtained by the Parent Board. The original options were granted from June 18, 2007 to May 21, 2013 with exercise prices ranging from $1.00 to $1.83. The Amendment to the 2007 Stock Option Plan and the amendments to the individual options do not change the number of options granted, the vesting commencement date, the vesting schedules or any continued service requirements. The amendment resulted in additional share-based compensation expense of approximately $1.7 million, of which $0.1,  $0.1 and $0.2 million was recognized in 2017,  2016 and 2015, respectively.

A summary of the status of Parent’s 2007 Stock Option Plan as of and for the years ended December 31, 2017,  2016 and 2015 is detailed below:

				Weighted
				average
		Weighted	Aggregate	remaining
	Number of	average	intrinsic	contractual
(in thousands except exercise price and years)	options	exercise price	value	term (years)
Outstanding at December 31, 2015	33,889	$0.71	$10,506	8.9
Granted	6,973	1.02
Exercised	(122)	0.71	$38
Forfeited or expired	(3,767)	0.71
Outstanding at December 31, 2016	36,973	$0.77	$9,315	7.8
Granted	1,518	1.19
Exercised	(123)	0.76	$137
Forfeited or expired	(695)	0.77
Outstanding at December 31, 2017	37,673	$0.79	$40,875	6.8
Exercisable at December 31, 2017	20,845	$0.75	$23,266	6.8
Remaining authorized options available for issue	5,768

The exercise price of the stock option award is equal to the market value of Parent’s common stock on the grant date as determined reasonably and in good faith by the Parent’s Board of Directors and compensation committee and based on an analysis of a variety of factors including peer group multiples, merger and acquisition multiples, and discounted cash flow analyses.

The intrinsic value of a stock award is the amount by which the market value of the underlying stock exceeds the exercise price of the award.

We determine the fair value of options using the Black-Scholes option pricing model. The estimated fair value of options, including the effect of estimated forfeitures, is recognized as expense on a straight-line basis over the options’ vesting periods. The assumptions in the table below was used to determine the Black-Scholes fair value of stock options granted during the years ended December 31, 2017,  2016, and 2015.

	Year Ended December 31,
	2017	2016	2015
Risk-free interest rate	1.82%	1.56%	1.75%
Expected volatility	29.1%	30.6%	27.0%
Dividend yield	N/A	N/A	N/A
Expected option life (years)	5.34	5.86	5.26
Black-Scholes Value of options	$0.35	$0.33	$0.20

Expected volatility is based on an independent valuation of the stock of companies within our peer group. Given the lack of a true comparable company, the peer group consists of selected public health care companies representing our suppliers, customers and competitors within certain product lines. The risk free-interest rate is based on the U.S. Treasury yield curve in effect at the grant date based on the expected option life. The expected option life is estimated based on foreseeable trends.

In April 2015, Parent granted the Company’s Chief Executive Officer 7.0 million restricted stock units which vest over four years. Total compensation expense related to this grant was $1.3,  $1.3 and $0.9 million for the years ended December 31, 2017,  2016 and 2015, respectively.

Although Parent grants the stock options and restricted stock units, the Company recognizes compensation expense related to these options and units since the services are performed for its benefit. For the years ended December 31, 2017,  2016 and 2015, we recognized non-cash share-based compensation expense of $3.0,  $3.1 and $2.4 million, respectively, which is primarily included in selling, general and administrative expenses.

At December 31, 2017, unearned non-cash share-based compensation related to our options, that we expect to recognize as expense over a weighted average period of 2.0 years, totals approximately $4.0 million, net of our estimated forfeiture rate of 2.0%. The expense could be accelerated upon the sale of Parent or the Company.